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                                                                    EXHIBIT 99.1

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          THE ROTHCHILD COMPANIES, INC.

         THE ROTHCHILD COMPANIES, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

         FIRST: That the present name of the Corporation is THE ROTHCHILD COMPANIES, INC.;

         SECOND: That the Corporation filed its original Certificate of Incorporation with the Secretary of State of Delaware on February 8, 1996.

         THIRD: That the Corporation filed a Certificate of Correction to its Certificate of Incorporation with the Secretary of State of Delaware on April 8, 1996.

         FOURTH: That the Certificate of Incorporation of the Corporation, as amended and restated hereby and filed in accordance with Sections 103, 242, and 245 of the DGCL, is as follows:

1.                NAME.

         The name of the Corporation is FREMONT GOLD CORPORATION.

2.                REGISTERED OFFICE AND REGISTERED AGENT.

         The location of the registered office of the Corporation in the State of Delaware is at 1013 Centre Road, Wilmington, New Castle County, Delaware, and the name of the registered agent is the Corporation Service Company.

3.                PURPOSE.

         The nature of the business or purposes to be conducted or promoted are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

4.                AUTHORIZED CAPITAL.

         The total number of shares of all classes of stock which this Corporation shall have authority to issue is 20,000,000 shares of Common Stock ("Common Stock") with the par value of $0.001 per share.


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         a.                Common Stock.

                  All shares of Common Stock shall be identical and will entitle the holders thereof to the same rights and privileges. Preemptive rights as provided for by Section 102(b)(3) of the DGCL shall not be granted and are hereby expressly denied.

                  i.                Voting Rights.

                           (1) Each registered holder of Common Stock shall be entitled to one vote for each share of such stock held by such holder. The right to cumulate votes for election of directors as provided in Section 214 of the DGCL shall not be granted and is hereby expressly denied.

                           (2) Holders of the Common Stock shall vote together as a single class for the election of directors of the Corporation, as provided for in Article 5.0, and on all other matters submitted to a vote of stockholders of the Corporation.

                           (3) In addition to any other vote required by law, except where prohibited by applicable corporate law, any amendments to the Bylaws of the Corporation, as they may be amended or restated from time to time (the "Bylaws"), shall be made in compliance therewith.

                  ii.               Dividends. The holders of Common Stock shall
                           be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise. If any dividend or distribution is paid on the Common Stock, such dividend or distribution shall be paid on all shares of Common Stock in the same amount per share and any stock split or recapitalization of the Common Stock shall apply equally to all shares of Common Stock.

                  iii.              Liquidation. In the event of any voluntary
                           or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to share ratably in the remaining net assets of the Corporation. Neither the merger

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                           or consolidation of the Corporation, nor the sale,
                           lease or conveyance of all or part of its assets, shall be deemed to be a liquidation, dissolution or winding up of the Corporation, either voluntarily or involuntarily, within the meaning of this
                           Article 4.1.3.

5.                NUMBER AND TERM OF DIRECTORS.

         The Board of Directors of the Corporation shall consist of up to fifteen (15) members, which number may be increased or decreased from time to time by resolution duly adopted by such Board, provided that at no time shall there be fewer than three (3) or more than fifteen (15) members. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Any Director may be removed by the stockholders of the Corporation with or without cause pursuant to the Bylaws and applicable law.

         Each Director shall be elected in accordance with the Bylaws and shall serve for a term of one year or until the death, resignation or removal of such Director, and until a successor shall have been properly elected and shall qualify.

6.                MANAGEMENT.

         The Corporation shall be managed by the Board of Directors, which shall exercise all powers conferred under the laws of the State of Delaware. The power to adopt, make, alter or repeal the Bylaws shall be vested in the Board of Directors, as may be limited by the Bylaws.

7.                VACANCIES ON THE BOARD OF DIRECTORS.

         In any case any vacancy shall occur on the Board of Directors because of death, resignation, retirement, disqualification, removal, an increase in the authorized number of Directors or any other cause, the Board of Directors shall have the sole and exclusive authority to, in accordance with the Bylaws, elect a Director to fill such vacancy.



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8.                SPECIAL MEETINGS OF STOCKHOLDERS.

         Special meetings of the stockholders of the Corporation, for any purpose or purposes, unless otherwise prescribed herein or by statute, may be called by the Chairman of the Board and shall be called by the Secretary at the written request, or by resolution adopted by the affirmative vote, of a majority of the Board of Directors. Stockholders of the Corporation shall not be entitled to request a special meeting of the Stockholders.

9.                ACTIONS OF STOCKHOLDERS; MEETINGS AND WRITTEN CONSENT.

         All action by holders of the Corporation's outstanding voting securities shall be taken at an annual or special meeting of the stockholders following notice as provided by law or in the Bylaws (or by written consent).


10.               LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION OF
                  DIRECTORS AND OFFICERS.

         a. Limitation of Liability. A person who is or was a Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL; or (iv) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the Directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The elimination and limitation of liability provided herein shall continue after a Director has ceased to occupy such position as to acts or omissions occurring during such Director's term or terms of office, and no amendment or repeal of this
                  Article 10.1 shall apply to or have any effect on the liability or alleged liability of any Director of the Corporation for or with respect to any acts or omissions of such Director occurring prior to such amendment or repeal.

         b. Indemnification. The Corporation shall indemnify, to the fullest extent permitted by applicable law and pursuant to the Bylaws, each person who is or was a

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                  Director or officer of the Corporation, and may indemnify each employee and agent of the Corporation and all other persons whom the Corporation is authorized to indemnify under the provisions of the DGCL.

11.               BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS.

         The Corporation elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware, as the same may be amended from time to time. This election shall be effective as of the earliest date permitted by law.

12.               ARIZONA CORPORATE TAKEOVERS ACT.

         The Corporation elects not to be subject to Chapter 23, Title 10 of the Arizona Revised Statutes, as the same may be amended from time to time. This election shall be effective as of the earliest date permitted by law.



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         IN WITNESS WHEREOF, Fremont Gold Corporation has caused this Restated
Certificate of Incorporation to be signed by Michael J. Hopley, Chief Executive Officer, and attested by David Alexander, its Secretary, this 25th day of July, 1996.

                                      FREMONT GOLD CORPORATION



                                      By:    /s/ Michael J. Hopley
                                             --------------------------------
                                               Michael J. Hopley
                                               Chief Executive Officer
ATTEST:


   /s/ David Alexander
- ---------------------------------
David Alexander
Secretary

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